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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549






                             FORM 8-K

                          CURRENT REPORT



            Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934.

Date of Report (Date of earliest event reported):

                          March 10, 1995


                       ANALOGIC CORPORATION
       Exact name of registrant as specified in its charter

                          Massachusetts
           State or other jurisdiction of incorporation


             0-6715                                04-2454372


Commission File Number              IRS Employer Identification
                                                Number


       8 Centennial Drive, Peabody, Massachusetts     01960
     Address of principal executive offices          Zip Code

Registrant's telephone number, including area code:

                          (508) 977-3000

                           N/A
Former name or former address, if changed since last report

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Item 5.  Other Events

On March 10, 1995, the Board of Directors declared the Company's first cash dividend. This cash dividend, for the second quarter ended January 31, 1995, will be $.04 for each common share, payable on March 27, 1995 to shareholders of record on March 15, 1995.




                            Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ANALOGIC CORPORATION

                                    By:




                                    /s/ John A. Tarello
                                        John A. Tarello
                                        Treasurer

Dated: March 13, 1995